                                                                    Exhibit 10.5


Deloitte Touche Tohmatsu
Au. Presidente Wilson 231-22(degree)                                Deloitte
20030-021 - Rio de Janeiro - RJ                                     Touche
Brasil                                                              Tohmatsu

Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br



Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form F-20, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 19, 2001, relating to the financial statements of Vale do Rio Doce Aluminio S.A.-ALUVALE for the years ended December 31, 2000 and 1999 which is included in such Annual Report.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002